UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22005

Wells Fargo Global Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

ITEM 1.	REPORT TO STOCKHOLDERS

Semi-Annual Report

April 30, 2020

Wells Fargo

Global Dividend Opportunity Fund (EOD)

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-730-6001.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-730-6001. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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The views expressed and any forward-looking statements are as of April 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Global Dividend Opportunity Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“The period began with a tailwind created by central bank support.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Global Dividend Opportunity Fund for the six-month period that ended April 30, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Markets rebounded in April to lessen the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets performed better, with the exception of high-yield bonds, as U.S. bonds overall achieved modest gains.

For the six-month period, U.S. stocks, based on the S&P 500 Index,1 returned -3.16% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 13.22%. The MSCI EM Index (Net)3 lost 10.50%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.86%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned -0.97%, the Bloomberg Barclays Municipal Bond Index6 returned -1.33%, and the ICE BofA U.S. High Yield Index7 lost 7.68%.

The period began with a tailwind created by central bank support.

The period began with a tailwind that had been created by U.S. Federal Reserve (Fed) rate cuts in the summer and early fall. Equity markets rallied in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment edged up, and manufacturing and services activity rose. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were positive overall, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Global Dividend Opportunity Fund

Letter to shareholders (unaudited)

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the extreme volatility of the previous two months, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented stimulus measures taken by governments and central banks to buffer the economic damage created by mass shutdowns to try to contain the virus’s spread. The U.S. economy contracted by an annualized 4.8% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5%. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil price volatility continued as global supply far exceeded demand.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Global Dividend Opportunity Fund  |  3

Letter to shareholders (unaudited)

Notice to Shareholders

∎

On November 22, 2019, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2020 and ending on December 31, 2020. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

∎

The Fund’s managed distribution plan provides for the declaration of quarterly distributions to common shareholders of the Fund at an annual minimum fixed rate of 10% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

4  |  Wells Fargo Global Dividend Opportunity Fund

This page is intentionally left blank.

Performance highlights (unaudited)

Investment objective

The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.

Strategy summary

The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund will allocate approximately 80% of its total assets to an equity sleeve comprised primarily of common stocks. This sleeve expects to invest normally in approximately 60 to 80 securities, broadly diversified among major economic sectors and regions. The targeted sector and region weighting goal will be +/- 5 percent of weights in the MSCI ACWI Index (Net). The remaining 20% of the Fund’s total assets will be allocated to a sleeve consisting of below-investment-grade (high yield) debt securities, loans, and preferred stocks. The Fund also employs an option strategy in an attempt to generate gains on call options written by the Fund.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Justin Carr, CFA®‡

Vince Fioramontin, CFA®‡

Greg McMurran

Megan Miller, CFA®‡

Niklas Nordenfelt, CFA®‡

Philp Susser

Average annual total returns (%) as of April 30, 20201

	6 month	1 year	5 year	10 year

Based on market value	-21.79	-12.98	-1.46	1.43

Based on net asset value (NAV)	-16.97	-12.44	-0.97	2.89

Global Dividend Opportunity Blended Index[2]	-7.60	-4.06	4.35	6.76

MSCI ACWI Index (Net)[3]	-7.68	-4.96	4.37	6.94

ICE BofA U.S. High Yield Constrained Index[4]	-7.69	-5.27	3.20	5.65

ICE BofA Core Fixed Rate Preferred Securities Index[5]	-1.23	4.37	5.31	6.64

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s annualized expense ratio for the six months ended April 30, 2020, was 1.72%, which includes 0.51% of interest expense.

Comparison of NAV vs. market value[6]

The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares. Derivatives involve risks, including interest-rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options on securities and/or indices. As a writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similar risks are involved with writing call options or secured put options on individual securities and/or indices held in the Fund’s portfolio. This combination of potentially limited appreciation and potentially unlimited depreciation over time may lead to a decline in the net asset value of the Fund. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. Small- and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts, and, as a result, small- and mid-cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to their higher risk of failure. High-yield, lower-rated bonds may contain more risk due to the increased possibility of default. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the adviser or subadviser believes that it is desirable to do so. This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy back its shares from investors upon request.

Please see footnotes on page 9.

6  |  Wells Fargo Global Dividend Opportunity Fund

Performance highlights (unaudited)

MANAGER’S DISCUSSION

The Fund’s return based on market value was -21.79% for the six-month period that ended April 30, 2020. During the same period, the Fund’s return based on its net asset value (NAV) was -16.97%. Based on its NAV return, the Fund underperformed the Global Dividend Opportunity Blended Index for the six-month period that ended April 30, 2020.

Overview

The Fund’s equity sleeve underperformed the MSCI ACWI Index (Net) for the period.

∎	For the six-month period, equity holdings within financials, consumer discretionary, and utilities detracted from relative performance.

∎	Equity holdings within health care, materials, and industrials contributed to relative performance.

A strong economy and tax bill stimulus sent U.S. stocks climbing higher before the coronavirus pandemic shocked global financial markets.

After equity markets ended 2019 on a high note, investors entered 2020 with high expectations, bolstered by steady U.S. economic growth, accommodative monetary policy, and a reduction in global trade tensions. U.S. equity markets reached records highs in February and initially appeared resilient in the face of growing concerns about China’s coronavirus outbreak. Once the outbreak spiraled into a pandemic, equity markets rapidly entered bear territory as volatility and fear escalated across the world. The drastic public health measures enacted to mitigate the coronavirus brought economic activity to a standstill. As most of the world’s economies entered quarantine, virtually every domestic and international measure of consumer spending, manufacturing, trade, sentiment, and business activity collapsed. In response to the growing crisis, central banks unleashed an arsenal of monetary policy tools to seek to ensure the continued liquidity of financial markets. The U.S. Congress responded with the $2 trillion Coronavirus Aid, Relief, and Economic Security (CARES) Act, the largest economic relief bill in modern history.

The Fund adapted to an environment of declining dividends.

Many stocks with attractive growth attributes that generate superior free cash flows do not pay dividends. Historically, we have not included these stocks in the portfolio. However, we changed our policy during the period and will include stocks that do not pay dividends if the dividend yield for the overall portfolio stays in line with the mandate. These stocks include Amazon and Google, which the Fund now holds.

During the period, high-yield bonds returned -7.69% (as measured by the ICE BofA U.S. High Yield Constrained Index) with a positive return in the three months through January 2020 followed by a decline in February, a fall of more than 11.5% in March, and a mild rebound in April. Spread widening over the period more than offset a decline in Treasury yields and the yield on the index increased. Not surprisingly in this risk-off environment, lower-rated bonds underperformed higher-rated high-yield bonds.

No options were written during the first part of the reporting period through mid-December. During the first quarter of 2020, the option overlay strategy detracted somewhat from performance on an absolute basis. Mark-to-market losses on sold call options transpired as a result of the sharp equity market rally off March lows. Insufficient premium was received from call-selling over the course of the quarter to offset these losses.

Ten largest holdings (%) as of April 30, 2020[7]

Microsoft Corporation	4.07

Apple Incorporated	2.73

Fortescue Metals Group Limited	2.12

Nestle SA	2.07

Verizon Communications Incorporated	1.99

AT&T Incorporated	1.96

Roche Holding AG	1.94

Barrick Gold Corporation	1.90

Bristol-Myers Squibb Company	1.86

Astellas Pharma Incorporated	1.81

Sector allocation as of April 30, 2020[8]

Please see footnotes on page 9.

Wells Fargo Global Dividend Opportunity Fund  |  7

Performance highlights (unaudited)

Stock selection was weakest in financials, consumer discretionary, and utilities.

Within the Fund’s equity investment portfolio sleeve, broad diversification and risk controls surrounding sector weights typically result in stock selection being the main driver of performance within the strategy. Three of the strategy’s U.S. financial holdings, MFA Financial, Ladder Capital Corp., and New Residential Investment Corp., were severely affected by the coronavirus-related free-fall in the value of their real estate portfolios. Although these names had been attractive long-term holdings due to their consistent high yield and low volatility, they declined severely during the market downturn and detracted significantly from relative performance. We sold our shares on a deterioration in our rankings and an increasing risk of future earnings disappointments.

Energy sector bonds detracted from performance.

Within high-yield bonds, sector allocation was negative over the quarter. An overweight to and selection within energy exploration and production credits were the largest detractors from performance. An underweight to food and beverage and wireless sectors also hurt relative performance as did selection within cable/satellite. Maturity allocation was also slightly negative due to an underweight to the outperforming 7- to 10-year maturity bucket. The Fund’s use of leverage had a negative impact on total return performance during this reporting period.

Stock selection was strongest in materials, health care, and consumer staples.

Within equity, stock selection and an overweight to the materials and health care sectors contributed to relative returns. Within materials, Barrick Gold and Fortescue Metals Group performed well as investors fled to the perceived safety of precious metals. Within health care, Gilead Sciences and Roche Holdings AG were strong contributors as both companies became increasingly involved with treatment and testing solutions for the coronavirus.

Selection within retail and gaming in the high-yield sleeve added to performance.

Overall security selection was positive for the six-month period that ended April 30, 2020. Selection within retail and gaming and an overweight to the electric sector all contributed to relative performance. Ratings allocation was also modestly positive due largely to an underweight to the lower-quality CCC-rated and lower credits, which underperformed the broader market.

Country allocation as of April 30, 2020[8]

Credit quality as of April 30, 2020[9]

Management outlook: Disciplined risk management is critical in a volatile period.

We will continue to diligently focus on company fundamentals and disciplined portfolio risk management.

The ongoing coronavirus pandemic has inflicted a major external shock to the global economic system, akin to a large-scale natural disaster. The U.S. has entered the uncharted waters of sacrificing its economic health in order to preserve the nation’s public health. The prodigious monetary and fiscal response may bridge households and businesses through the initial economic shock and prevent a deep recession from spiraling into an economic depression. Although the depth and duration of the health, societal, and financial shock is uncertain, U.S. and global growth may decline in a manner not seen since World War II.

We do not have an edge in predicting the length and severity of the outbreak, so we are not making any aggressive tactical bets. We continue to monitor the balance sheet strength and liquidity characteristics of our equity holdings to increase our confidence they will be able to weather this crisis. We are looking for opportunities to increase exposure to secular growth companies should their ranks improve to meet our buy discipline.

We expect the devastating impact of the pandemic to dissipate as daily coronavirus infections peak, new therapies may prove to be successful, and quarantines are gradually lifted. Although the initial collapse in economic activity will be stunning, the

Please see footnotes on page 9.

8  |  Wells Fargo Global Dividend Opportunity Fund

Performance highlights (unaudited)

subsequent rise in world economic growth could also be unprecedented. The path to recovery, however, is likely to be uneven and painful. As we monitor the macroeconomic environment, we will continue to diligently focus on company fundamentals and disciplined portfolio risk management.

Going into 2020, the market was supported by solid and consistent gross domestic product growth, lack of aggressive issuance over the past several years, and a relatively low default rate. As a result, spreads were tighter than long-term averages as they generally have been over the past few years. However, as is often the case, these periods of calm end with an unexpected surprise.

This January, the surprise came in the form of the coronavirus. The reaction to the spread of the coronavirus has raised fears that consumer behavior will be altered, resulting in a global economic recession. To the extent that consumers and businesses adjust their behavior to avoid social interaction, whether by shelter-in-place orders or by many individual decisions, the more likely that economic activity will slow. Indeed, this behavior can be self-reinforcing as slower economic activity reduces personal income, which can further reduce demand. In response, the government and central banks have engaged in unprecedented fiscal and monetary stimulus. At this point, there is significant uncertainty regarding the length and severity of the health crisis and the medium- to long-term impact of the stimulus and money printing. Most, if not all, businesses have been affected by the virus and most have been hurt. However, with the large economic stimulus, liquidity is available for those companies that investors believe are solvent. For example, net issuance in the high-yield bond market in April was $37.7 billion, the third largest month on record.

The high-yield bond market, which has a meaningful exposure to the energy sector, was also hurt by a poorly timed oil price war, leading Saudi Arabia to significantly increase production at a time of a coronavirus-induced demand shock. This led to a significant fall in oil prices and energy bond prices. More recently, Organization of the Petroleum Exporting Countries agreed to supply reductions, which we believe will gradually reduce the oversupply of oil and support the recovery in energy bond prices.

We expect more volatility as market expectations for the length and severity of the shelter-in-place orders, changes in behavior, recession probabilities, and individual company results varies through the year. Ultimately, we are optimistic that life will return to “normal,” we hope as a result of a cure or vaccine, and at that point we think it’s reasonable to expect the high-yield bond and equity markets to return to long-term trading levels.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]

Source: Wells Fargo Funds Management, LLC. Effective October 15, 2019, the Global Dividend Opportunity Blended Index changed its membership allocations to 80% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net) and 20% ICE BofA U.S. High Yield Constrained Index in order to better match the Fund’s investment strategy. Prior to October 15, 2019, the Global Dividend Opportunity Blended Index was composed 65% of the MSCI ACWI Index (Net), 20% of the ICE BofA U.S. High Yield Constrained Index, and 15% of the ICE BofA Core Fixed Rate Preferred Securities Index. Prior to May 1, 2017, the Global Dividend Opportunity Blended Index was composed 65% of the MSCI ACWI Index (Net) and 35% of the ICE BofA Core Fixed Rate Preferred Securities Index. You cannot invest directly in an index.

[3]

The MSCI ACWI Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[4]

The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/ Baa3 but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

[5]

The ICE BofA Core Fixed Rate Preferred Securities Index tracks the performance of fixed rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. You cannot invest directly in an index.

[6]

This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[9]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Global Dividend Opportunity Fund  |  9

Portfolio of investments—April 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 98.49%

Australia: 2.12%
Fortescue Metals Group Limited (Materials, Metals & Mining)	556,857	$4,255,639

Brazil: 0.53%
Banco de Brasil SA (Financials, Banks)	203,552	1,066,815

Canada: 1.90%
Barrick Gold Corporation (Materials, Metals & Mining)	147,961	3,808,644

China: 5.32%
Lenovo Group Limited (Information Technology, Technology Hardware, Storage & Peripherals)	5,948,589	3,213,410
Logan Property Holdings Company Limited (Real Estate, Real Estate Management & Development)	1,969,611	3,104,865
Ping An Insurance Group Company H Shares (Financials, Insurance)	239,195	2,434,110
WH Group Limited (Consumer Staples, Food Products) 144A	2,009,371	1,916,442

		10,668,827

France: 6.16%
BNP Paribas SA (Financials, Banks)	42,350	1,330,481
Bouygues SA (Industrials, Construction & Engineering)	51,351	1,579,976
Engie SA (Utilities, Multi-Utilities)	196,551	2,132,492
Peugeot SA (Consumer Discretionary, Automobiles)	123,064	1,744,511
Sanofi SA (Health Care, Pharmaceuticals)	28,766	2,809,683
Schneider Electric SE (Industrials, Electrical Equipment)	29,694	2,744,092

		12,341,235

Germany: 1.44%
SAP SE (Information Technology, Software)	24,286	2,892,636

Israel: 1.02%
Plus500 Limited (Financials, Diversified Financial Services)	130,638	2,047,526

Japan: 5.91%
Astellas Pharma Incorporated (Health Care, Pharmaceuticals)	219,314	3,627,266
Itochu Corporation (Industrials, Trading Companies & Distributors)	156,796	3,074,002
KDDI Corporation (Communication Services, Wireless Telecommunication Services)	119,827	3,470,701
ORIX Corporation (Financials, Diversified Financial Services)	142,007	1,671,066

		11,843,035

Netherlands: 3.14%
ING Groep NV (Financials, Banks)	226,112	1,266,857
Koninklijke Ahold Delhaize NV (Consumer Staples, Food & Staples Retailing)	76,997	1,869,513
Koninklijke Vopak NV (Energy, Oil, Gas & Consumable Fuels)	36,097	2,081,483
LyondellBasell Industries NV Class A (Materials, Chemicals)	18,327	1,062,050

		6,279,903

South Korea: 1.75%
Samsung Electronics Company Limited GDR (Information Technology, Technology Hardware, Storage & Peripherals) 144A	3,363	3,494,599

Switzerland: 5.76%
Nestle SA (Consumer Staples, Food Products)	39,165	4,147,966
Novartis AG (Health Care, Pharmaceuticals)	41,138	3,510,653
Roche Holding AG (Health Care, Pharmaceuticals)	11,237	3,891,343

		11,549,962

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Shares	Value
Taiwan: 1.15%
Taiwan Semiconductor Manufacturing Company Limited ADR (Information Technology, Semiconductors & Semiconductor Equipment)	43,226	$2,296,597

United Kingdom: 6.66%
Drax Group plc (Utilities, Independent Power & Renewable Electricity Producers)	713,119	1,869,513
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	111,549	2,327,201
Intermediate Capital Group (Financials, Capital Markets)	224,405	3,174,611
Legal & General Group plc (Financials, Insurance)	708,388	1,821,265
Persimmon plc (Consumer Discretionary, Household Durables)	74,530	2,064,946
Rio Tinto plc (Materials, Metals & Mining)	44,898	2,084,103

		13,341,639

United States: 55.63%
AbbVie Incorporated (Health Care, Biotechnology) #	30,891	2,539,240
Alphabet Incorporated Class A (Communication Services, Interactive Media & Services) #†	2,376	3,199,759
Amazon.com Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail) #†	1,237	3,060,338
Amdocs Limited (Information Technology, IT Services)	37,388	2,409,283
American Tower Corporation (Real Estate, Equity REITs) #	5,596	1,331,848
Amgen Incorporated (Health Care, Biotechnology) #	12,162	2,909,394
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals) #	18,618	5,469,968
Ares Capital Corporation (Financials, Capital Markets) #	260,800	3,348,672
AT&T Incorporated (Communication Services, Diversified Telecommunication Services) #	128,609	3,918,716
BlackRock Incorporated (Financials, Capital Markets) #	4,007	2,011,674
Bristol-Myers Squibb Company (Health Care, Pharmaceuticals) #	61,190	3,720,964
Bristow Group Incorporated (Energy, Energy Equipment & Services) (a)†	7,693	99,625
Bristow Group Incorporated (Energy, Energy Equipment & Services) (a)†	5,459	70,695
Cisco Systems Incorporated (Information Technology, Communications Equipment) #	60,569	2,566,914
Citigroup Incorporated (Financials, Banks) #	50,129	2,434,264
ConocoPhillips (Energy, Oil, Gas & Consumable Fuels) #	49,038	2,064,500
CVS Health Corporation (Health Care, Health Care Providers & Services) #	42,043	2,587,747
eBay Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail) #	78,357	3,120,959
Gaming and Leisure Properties Incorporated (Real Estate, Equity REITs) #	71,926	2,031,190
General Motors Company (Consumer Discretionary, Automobiles) #	43,934	979,289
Gilead Sciences Incorporated (Health Care, Biotechnology) #	29,420	2,471,280
HCA Healthcare Incorporated (Health Care, Health Care Providers & Services)	20,832	2,289,020
Hercules Capital Incorporated (Financials, Capital Markets)	133,366	1,368,335
Honeywell International Incorporated (Industrials, Industrial Conglomerates)	14,660	2,080,254
International Business Machines Corporation (Information Technology, IT Services)	26,398	3,314,533
Johnson & Johnson (Health Care, Pharmaceuticals)	21,666	3,250,767
JPMorgan Chase & Company (Financials, Banks)	35,505	3,399,959
Keysight Technologies Incorporated (Information Technology, Electronic Equipment, Instruments & Components) †	25,819	2,498,505
KLA-Tencor Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	15,902	2,609,359
Leidos Holdings Incorporated (Information Technology, IT Services)	26,446	2,613,129
Microsoft Corporation (Information Technology, Software)	45,550	8,163,016
Morgan Stanley (Financials, Capital Markets)	60,627	2,390,523
New Residential Investment Corporation (Financials, Mortgage REITs)	234,480	1,427,983
Pulte Group Incorporated (Consumer Discretionary, Household Durables)	70,800	2,001,516
Target Corporation (Consumer Discretionary, Multiline Retail)	21,818	2,394,307
Texas Instruments Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	15,086	1,751,032
The Procter & Gamble Company (Consumer Staples, Household Products)	29,458	3,472,214
UnitedHealth Group Incorporated (Health Care, Health Care Providers & Services)	8,948	2,617,022
Valero Energy Corporation (Energy, Oil, Gas & Consumable Fuels)	52,160	3,304,336
Verizon Communications Incorporated (Communication Services, Diversified Telecommunication Services)	69,501	3,992,832

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  11

Portfolio of investments—April 30, 2020 (unaudited)

			Shares	Value

United States (continued)
Visa Incorporated Class A (Information Technology, IT Services)			9,060	$1,619,203
Walmart Incorporated (Consumer Staples, Food & Staples Retailing)			21,240	2,581,722

				111,485,886

Total Common Stocks (Cost $208,213,985)				197,372,943

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 21.14%

United States: 21.14%
Advanced Disposal Services Incorporated (Industrials, Commercial Services & Supplies) 144A	5.63%	11-15-2024	$450,000	465,750
Albertsons Companies Incorporated (Consumer Staples, Food & Staples Retailing) 144A	4.63	1-15-2027	25,000	25,125
Albertsons Companies Incorporated (Consumer Staples, Food & Staples Retailing) 144A	4.88	2-15-2030	25,000	25,344
Allison Transmission Incorporated (Consumer Discretionary, Auto Components) 144A	4.75	10-1-2027	125,000	116,250
Allison Transmission Incorporated (Consumer Discretionary, Auto Components) 144A	5.00	10-1-2024	700,000	672,000
Allison Transmission Incorporated (Consumer Discretionary, Auto Components) 144A	5.88	6-1-2029	75,000	72,715
AmWINS Group Incorporated (Financials, Insurance) 144A	7.75	7-1-2026	300,000	309,000
Antero Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels) 144A	5.75	1-15-2028	425,000	312,375
Antero Resources Corporation (Energy, Oil, Gas & Consumable Fuels)	5.38	11-1-2021	75,000	67,078
Apache Corporation (Energy, Oil, Gas & Consumable Fuels)	4.75	4-15-2043	375,000	256,168
Archrock Partners LP (Energy, Oil, Gas & Consumable Fuels) 144A	6.25	4-1-2028	25,000	18,625
Archrock Partners LP (Energy, Oil, Gas & Consumable Fuels) 144A	6.88	4-1-2027	100,000	75,000
Asbury Automotive Group Incorporated (Consumer Discretionary, Specialty Retail) 144A	4.50	3-1-2028	93,000	78,092
Asbury Automotive Group Incorporated (Consumer Discretionary, Specialty Retail) 144A	4.75	3-1-2030	80,000	67,028
Ball Corporation (Materials, Containers & Packaging)	5.00	3-15-2022	25,000	26,188
Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	8.50	1-31-2027	50,000	55,120
BBA US Holdings Incorporated (Industrials, Aerospace & Defense) 144A	4.00	3-1-2028	125,000	106,250
BBA US Holdings Incorporated (Industrials, Aerospace & Defense) 144A	5.38	5-1-2026	425,000	392,063
Berry Global Incorporated (Materials, Containers & Packaging) 144A	4.88	7-15-2026	75,000	76,608
Berry Global Incorporated (Materials, Containers & Packaging) 144A	5.63	7-15-2027	25,000	25,813
Berry Global Incorporated (Materials, Containers & Packaging)	6.00	10-15-2022	57,000	57,000
Block Communications Incorporated (Communication Services, Media) 144A	4.88	3-1-2028	25,000	24,875
Bristow Group Incorporated (Energy, Energy Equipment & Services) (a)†	6.25	10-15-2022	700,000	0
Buckeye Partners LP (Energy, Oil, Gas & Consumable Fuels)	5.85	11-15-2043	200,000	146,000
Cardtronics Incorporated (Information Technology, IT Services) 144A	5.50	5-1-2025	500,000	475,000
Cargo Aircraft Management Company (Industrials, Air Freight & Logistics) 144A	4.75	2-1-2028	100,000	93,375
Carriage Services Incorporated (Consumer Discretionary, Diversified Consumer Services) 144A	6.63	6-1-2026	450,000	443,745
Carrizo Oil & Gas Incorporated (Energy, Oil, Gas & Consumable Fuels)	6.25	4-15-2023	50,000	9,950
Carrizo Oil & Gas Incorporated (Energy, Oil, Gas & Consumable Fuels)	8.25	7-15-2025	325,000	58,500
CCM Merger Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	6.00	3-15-2022	925,000	874,125
CCO Holdings LLC (Communication Services, Media) 144A	4.00	3-1-2023	25,000	25,178
CCO Holdings LLC (Communication Services, Media) 144A	4.50	8-15-2030	125,000	125,625
CCO Holdings LLC (Communication Services, Media) 144A	4.50	5-1-2032	75,000	74,508
CCO Holdings LLC (Communication Services, Media) 144A	5.00	2-1-2028	25,000	25,750
CDK Global Incorporated (Information Technology, Software)	5.00	10-15-2024	1,000	1,035

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

United States (continued)
CDK Global Incorporated (Information Technology, Software) 144A	5.25%	5-15-2029	$50,000	$51,000
Centene Corporation (Health Care, Health Care Providers & Services) 144A	5.38	8-15-2026	25,000	26,628
Change Healthcare Holdings Incorporated (Health Care, Health Care Technology) 144A	5.75	3-1-2025	550,000	537,746
Charles River Laboratories Incorporated (Health Care, Life Sciences Tools & Services) 144A	5.50	4-1-2026	75,000	77,130
Charles River Laboratories Incorporated (Health Care, Life Sciences Tools & Services) 144A	4.25	5-1-2028	25,000	25,219
Cheniere Energy Partners LP (Energy, Oil, Gas & Consumable Fuels) 144A	4.50	10-1-2029	75,000	69,188
Cheniere Energy Partners LP (Energy, Oil, Gas & Consumable Fuels)	5.25	10-1-2025	950,000	906,870
Cheniere Energy Partners LP (Energy, Oil, Gas & Consumable Fuels)	5.63	10-1-2026	100,000	95,560
Cinemark USA Incorporated (Communication Services, Media) 144A	8.75	5-1-2025	25,000	25,188
Citigroup Incorporated (Financials, Banks)	4.13	3-9-2021	10,000	9,825
Citigroup Incorporated (Financials, Banks)	6.13	3-9-2028	15,000	15,375
Clearwater Paper Corporation (Materials, Paper & Forest Products) 144A	5.38	2-1-2025	50,000	46,875
CommScope Technologies Finance LLC (Information Technology, Communications Equipment) 144A	6.00	6-15-2025	125,000	111,238
CommScope Technologies Finance LLC (Information Technology, Communications Equipment) 144A	8.25	3-1-2027	100,000	96,000
Communications Finance Incorporated (Communication Services, Media)	6.88	9-1-2027	55,000	45,100
Community Health Systems Incorporated (Health Care, Health Care Providers & Services)	6.25	3-31-2023	75,000	69,750
Community Health Systems Incorporated (Health Care, Health Care Providers & Services) 144A	6.63	2-15-2025	425,000	389,938
Cooper Tire & Rubber Company (Consumer Discretionary, Auto Components)	7.63	3-15-2027	475,000	472,625
CoreCivic Incorporated (Real Estate, Equity REITs)	4.63	5-1-2023	250,000	236,250
CoreCivic Incorporated (Real Estate, Equity REITs)	5.00	10-15-2022	3,000	2,883
Cott Beverages Incorporated (Consumer Staples, Beverages) 144A	5.50	4-1-2025	75,000	75,375
Covanta Holding Corporation (Industrials, Commercial Services & Supplies)	5.88	3-1-2024	500,000	491,250
Covanta Holding Corporation (Industrials, Commercial Services & Supplies)	6.00	1-1-2027	25,000	24,000
Crown Americas Capital Corporation V (Materials, Containers & Packaging)	4.25	9-30-2026	125,000	125,256
Crown Americas Capital Corporation VI (Materials, Containers & Packaging)	4.75	2-1-2026	125,000	128,438
Crown Cork & Seal Company Incorporated (Materials, Containers & Packaging)	7.38	12-15-2026	150,000	164,250
CSC Holdings LLC (Communication Services, Media) 144A	5.38	7-15-2023	450,000	455,063
CSC Holdings LLC (Communication Services, Media) 144A	7.50	4-1-2028	200,000	219,788
CSC Holdings LLC (Communication Services, Media) 144A	7.75	7-15-2025	300,000	312,864
Darling Ingredients Incorporated (Consumer Staples, Food Products) 144A	5.25	4-15-2027	150,000	151,140
Dell International LLC (Information Technology, Technology Hardware, Storage & Peripherals) 144A	5.88	6-15-2021	877,000	877,000
Denbury Resources Incorporated (Energy, Oil, Gas & Consumable Fuels)	6.38	12-31-2024	218,000	28,675
Denbury Resources Incorporated (Energy, Oil, Gas & Consumable Fuels) 144A	7.75	2-15-2024	306,000	55,080
Denbury Resources Incorporated (Energy, Oil, Gas & Consumable Fuels) 144A	9.00	5-15-2021	375,000	67,500
Diamond Offshore Drilling Incorporated (Energy, Energy Equipment & Services) †	4.88	11-1-2043	250,000	26,925
Diamond Sports Group LLC (Communication Services, Media) 144A	5.38	8-15-2026	25,000	19,000
Diamond Sports Group LLC (Communication Services, Media) 144A	6.63	8-15-2027	25,000	13,688
DISH Network Corporation (Communication Services, Media)	3.38	8-15-2026	175,000	141,855
Encompass Health Corporation (Health Care, Health Care Providers & Services)	4.50	2-1-2028	25,000	25,048
Encompass Health Corporation (Health Care, Health Care Providers & Services)	4.75	2-1-2030	25,000	25,003
EnLink Midstream LLC (Energy, Oil, Gas & Consumable Fuels)	5.38	6-1-2029	25,000	15,500
EnLink Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels)	4.15	6-1-2025	50,000	31,000
EnLink Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels)	4.40	4-1-2024	75,000	47,250
EnLink Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels)	5.05	4-1-2045	275,000	111,375
EnLink Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels)	5.45	6-1-2047	250,000	101,563
EnLink Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels)	5.60	4-1-2044	275,000	110,000

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  13

Portfolio of investments—April 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

United States (continued)
Enviva Partners LP (Energy, Oil, Gas & Consumable Fuels) 144A	6.50%	1-15-2026	$375,000	$392,813
Era Group Incorporated (Energy, Energy Equipment & Services)	7.75	12-15-2022	500,000	455,000
Fair Isaac Corporation (Information Technology, Software) 144A	4.00	6-15-2028	50,000	49,625
Fair Isaac Corporation (Information Technology, Software) 144A	5.25	5-15-2026	250,000	258,125
FirstCash Incorporated (Financials, Consumer Finance) 144A	5.38	6-1-2024	375,000	375,938
Flex Acquisition Company Incorporated (Materials, Containers & Packaging) 144A	6.88	1-15-2025	250,000	242,113
Flex Acquisition Company Incorporated (Materials, Containers & Packaging) 144A	7.88	7-15-2026	125,000	120,000
Ford Motor Company (Consumer Discretionary, Automobiles)	9.00	4-22-2025	25,000	24,313
Ford Motor Company (Consumer Discretionary, Automobiles)	9.63	4-22-2030	25,000	24,563
Ford Motor Credit Company LLC (Financials, Consumer Finance)	4.39	1-8-2026	325,000	279,500
Ford Motor Credit Company LLC (Financials, Consumer Finance)	4.75	1-15-2043	325,000	207,188
Ford Motor Credit Company LLC (Financials, Consumer Finance)	5.11	5-3-2029	475,000	408,500
Fortress Transportation & Infrastructure Investors LLC (Industrials, Trading Companies & Distributors) 144A	6.50	10-1-2025	400,000	328,000
Gartner Incorporated (Information Technology, IT Services) 144A	5.13	4-1-2025	500,000	515,625
Gray Television Incorporated (Communication Services, Media) 144A	5.13	10-15-2024	725,000	714,125
Gray Television Incorporated (Communication Services, Media) 144A	7.00	5-15-2027	50,000	50,360
Group 1 Automotive Incorporated (Consumer Discretionary, Specialty Retail)	5.00	6-1-2022	75,000	71,438
Gulfport Energy Corporation (Energy, Oil, Gas & Consumable Fuels)	6.00	10-15-2024	475,000	236,313
Hilcorp Energy Company (Energy, Energy Equipment & Services) 144A	5.00	12-1-2024	125,000	70,625
Hilcorp Energy Company (Energy, Energy Equipment & Services) 144A	5.75	10-1-2025	475,000	264,813
Hilcorp Energy Company (Energy, Energy Equipment & Services) 144A	6.25	11-1-2028	50,000	25,875
Hill-Rom Holdings Incorporated (Health Care, Health Care Equipment & Supplies) 144A	4.38	9-15-2027	150,000	151,875
Hilton Domestic Operating Company Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)	4.88	1-15-2030	25,000	23,938
Hologic Incorporated (Health Care, Health Care Equipment & Supplies) 144A	4.38	10-15-2025	500,000	502,300
HUB International Limited (Financials, Insurance) 144A	7.00	5-1-2026	125,000	123,306
IAA Spinco Incorporated (Industrials, Commercial Services & Supplies) 144A	5.50	6-15-2027	550,000	548,790
Infor US Incorporated (Information Technology, IT Services)	6.50	5-15-2022	215,000	215,194
IQVIA Incorporated (Information Technology, Software) 144A	5.00	5-15-2027	125,000	128,399
Iron Mountain Incorporated (Real Estate, Equity REITs) 144A	5.38	6-1-2026	300,000	298,500
Kaiser Aluminum Corporation (Materials, Metals & Mining) 144A	4.63	3-1-2028	75,000	69,825
Kaiser Aluminum Corporation (Materials, Metals & Mining) 144A	6.50	5-1-2025	25,000	25,469
KAR Auction Services Incorporated (Industrials, Commercial Services & Supplies) 144A	5.13	6-1-2025	850,000	733,134
Ladder Capital Finance Holdings LLLP (Financials, Thrifts & Mortgage Finance) 144A	5.25	3-15-2022	50,000	41,250
Lamar Media Corporation (Communication Services, Media) 144A	3.75	2-15-2028	175,000	161,109
Lamar Media Corporation (Communication Services, Media) 144A	4.00	2-15-2030	175,000	161,000
Lamar Media Corporation (Communication Services, Media)	5.75	2-1-2026	25,000	25,428
Lamb Weston Holdings Incorporated (Consumer Staples, Food Products) 144A	4.63	11-1-2024	175,000	178,413
Level 3 Financing Incorporated (Communication Services, Diversified Telecommunication Services)	5.13	5-1-2023	25,000	24,938
Level 3 Financing Incorporated (Communication Services, Diversified Telecommunication Services)	5.38	8-15-2022	37,000	37,078
Level 3 Financing Incorporated (Communication Services, Diversified Telecommunication Services)	5.63	2-1-2023	525,000	525,798
Levi Strauss & Company (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	5.00	5-1-2025	100,000	100,915
Levi Strauss & Company (Consumer Discretionary, Textiles, Apparel & Luxury Goods) 144A	5.00	5-1-2025	25,000	25,229
Lithia Motors Incorporated (Consumer Discretionary, Specialty Retail) 144A	5.25	8-1-2025	450,000	435,375
Lithia Motors Incorporated (Consumer Discretionary, Specialty Retail) 144A	4.63	12-15-2027	50,000	47,250
LPL Holdings Incorporated (Financials, Diversified Financial Services) 144A	5.75	9-15-2025	600,000	595,500
Match Group Incorporated (Communication Services, Media) 144A	4.13	8-1-2030	25,000	24,250
MEDNAX Incorporated (Health Care, Health Care Providers & Services) 144A	5.25	12-1-2023	175,000	166,649

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

United States (continued)
MEDNAX Incorporated (Health Care, Health Care Providers & Services) 144A	6.25%	1-15-2027	$75,000	$67,908
MPH Acquisition Holdings LLC (Health Care, Health Care Providers & Services) 144A	7.13	6-1-2024	525,000	467,891
MPLX LP (Energy, Oil, Gas & Consumable Fuels) 144A	6.38	5-1-2024	125,000	127,581
MPT Operating Partnership LP (Health Care, Health Care Providers & Services)	4.63	8-1-2029	75,000	74,579
MPT Operating Partnership LP (Health Care, Health Care Providers & Services)	6.38	3-1-2024	575,000	593,797
MSCI Incorporated (Financials, Capital Markets) 144A	5.75	8-15-2025	35,000	36,561
Murphy Oil Corporation (Energy, Oil, Gas & Consumable Fuels)	4.75	9-15-2029	25,000	25,743
Murphy Oil Corporation (Energy, Oil, Gas & Consumable Fuels)	5.75	8-15-2025	30,000	20,700
Murphy Oil Corporation (Energy, Oil, Gas & Consumable Fuels)	5.88	12-1-2027	50,000	33,935
Navistar International Corporation (Industrials, Machinery) 144A	9.50	5-1-2025	50,000	52,375
NCR Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	6.38	12-15-2023	600,000	607,500
NCR Corporation (Information Technology, Technology Hardware, Storage & Peripherals) 144A	8.13	4-15-2025	25,000	26,500
Nexstar Broadcasting Incorporated (Communication Services, Media) 144A	5.63	7-15-2027	425,000	405,875
NextEra Energy Operating Partners LP (Utilities, Electric Utilities) 144A	4.25	7-15-2024	175,000	178,115
NextEra Energy Operating Partners LP (Utilities, Electric Utilities) 144A	4.25	9-15-2024	25,000	25,375
NextEra Energy Operating Partners LP (Utilities, Electric Utilities) 144A	4.50	9-15-2027	250,000	256,563
NGPL PipeCo LLC (Energy, Energy Equipment & Services) 144A	4.38	8-15-2022	50,000	50,144
Nielsen Finance LLC (Communication Services, Media) 144A	5.00	4-15-2022	775,000	763,460
Nordstrom Incorporated (Consumer Discretionary, Multiline Retail) 144A	8.75	5-15-2025	10,000	10,730
NortonLifeLock Incorporated (Information Technology, Software) 144A	5.00	4-15-2025	75,000	75,469
Novelis Corporation (Materials, Metals & Mining) 144A	5.88	9-30-2026	100,000	97,230
NSG Holdings LLC (Utilities, Independent Power & Renewable Electricity Producers) 144A	7.75	12-15-2025	523,632	527,559
Occidental Petroleum Corporation (Energy, Oil, Gas & Consumable Fuels)	4.63	6-15-2045	375,000	229,688
Occidental Petroleum Corporation (Energy, Oil, Gas & Consumable Fuels)	5.55	3-15-2026	175,000	135,380
Occidental Petroleum Corporation (Energy, Oil, Gas & Consumable Fuels)	6.20	3-15-2040	125,000	89,375
Occidental Petroleum Corporation (Energy, Oil, Gas & Consumable Fuels)	6.45	9-15-2036	875,000	638,750
Occidental Petroleum Corporation (Energy, Oil, Gas & Consumable Fuels)	6.60	3-15-2046	75,000	55,500
Oceaneering International Incorporated (Energy, Energy Equipment & Services)	6.00	2-1-2028	300,000	154,125
Ortho-Clinical Diagnostics Incorporated (Health Care, Life Sciences Tools & Services) 144A	7.25	2-1-2028	50,000	44,875
Outfront Media Capital Corporation (Communication Services, Media) 144A	4.63	3-15-2030	200,000	182,500
Owens-Brockway Packaging Incorporated (Materials, Containers & Packaging) 144A	5.88	8-15-2023	100,000	101,000
Owens-Brockway Packaging Incorporated (Materials, Containers & Packaging) 144A	6.38	8-15-2025	125,000	126,875
Panther BF Aggregator 2 LP (Consumer Discretionary, Auto Components) 144A	6.25	5-15-2026	25,000	25,070
Pattern Energy Group Incorporated (Utilities, Independent Power & Renewable Electricity Producers) 144A	5.88	2-1-2024	1,000,000	1,010,000
Penske Auto Group Incorporated (Consumer Discretionary, Specialty Retail)	3.75	8-15-2020	85,000	84,256
Penske Auto Group Incorporated (Consumer Discretionary, Specialty Retail)	5.75	10-1-2022	700,000	670,250
Pilgrim’s Pride Corporation (Consumer Staples, Food Products) 144A	5.75	3-15-2025	75,000	75,760
Pilgrim’s Pride Corporation (Consumer Staples, Food Products) 144A	5.88	9-30-2027	50,000	50,598
Polaris Intermediate Corporation (Health Care, Health Care Providers & Services) 144A	8.50	12-1-2022	100,000	83,750
Prestige Brands Incorporated (Consumer Staples, Food Products) 144A	5.13	1-15-2028	25,000	25,288
Prestige Brands Incorporated (Consumer Staples, Food Products) 144A	6.38	3-1-2024	25,000	25,688
Qorvo Incorporated (Information Technology, Semiconductors & Semiconductor Equipment) 144A	4.38	10-15-2029	50,000	49,813
QVC Incorporated (Communication Services, Media)	4.75	2-15-2027	25,000	22,875
RBS Global & Rexnord LLC (Industrials, Aerospace & Defense) 144A	4.88	12-15-2025	450,000	438,750
Reynolds Group Issuer Incorporated (Materials, Containers & Packaging) 144A	5.13	7-15-2023	100,000	100,500
Rockies Express Pipeline LLC (Energy, Oil, Gas & Consumable Fuels) 144A	3.60	5-15-2025	175,000	157,938
Rockies Express Pipeline LLC (Energy, Oil, Gas & Consumable Fuels) 144A	4.80	5-15-2030	175,000	149,625

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  15

Portfolio of investments—April 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

United States (continued)
Rockies Express Pipeline LLC (Energy, Oil, Gas & Consumable Fuels) 144A	4.95%	7-15-2029	$75,000	$66,750
Rockies Express Pipeline LLC (Energy, Oil, Gas & Consumable Fuels) 144A	6.88	4-15-2040	325,000	285,594
Salem Media Group Incorporated (Communication Services, Media) 144A	6.75	6-1-2024	500,000	390,000
SBA Communications Corporation (Real Estate, Equity REITs) 144A	3.88	2-15-2027	75,000	76,594
Scripps Escrow Incorporated (Communication Services, Media) 144A	5.88	7-15-2027	25,000	21,125
Sealed Air Corporation (Materials, Containers & Packaging) 144A	5.13	12-1-2024	225,000	232,313
Select Medical Corporation (Health Care, Health Care Providers & Services) 144A	6.25	8-15-2026	200,000	191,000
Service Corporation International (Consumer Discretionary, Diversified Consumer Services)	4.63	12-15-2027	100,000	102,221
Service Corporation International (Consumer Discretionary, Diversified Consumer Services)	7.50	4-1-2027	25,000	27,000
Service Corporation International (Consumer Discretionary, Diversified Consumer Services)	8.00	11-15-2021	850,000	892,500
Silgan Holdings Incorporated (Materials, Containers & Packaging) 144A	4.13	2-1-2028	150,000	147,375
Southwestern Energy Company (Energy, Oil, Gas & Consumable Fuels)	7.50	4-1-2026	50,000	44,774
Southwestern Energy Company (Energy, Oil, Gas & Consumable Fuels)	7.75	10-1-2027	200,000	174,040
Spectrum Brands Incorporated (Consumer Staples, Household Products)	5.75	7-15-2025	50,000	49,875
Springleaf Finance Corporation (Financials, Consumer Finance)	5.38	11-15-2029	150,000	124,528
Springleaf Finance Corporation (Financials, Consumer Finance)	6.63	1-15-2028	25,000	22,063
Springleaf Finance Corporation (Financials, Consumer Finance)	7.13	3-15-2026	175,000	162,199
Springleaf Finance Corporation (Financials, Consumer Finance)	8.25	12-15-2020	106,000	105,730
Springleaf Finance Corporation (Financials, Consumer Finance)	8.25	10-1-2023	100,000	98,500
Sprint Capital Corporation (Communication Services, Wireless Telecommunication Services)	8.75	3-15-2032	175,000	245,875
SS&C Technologies Incorporated (Information Technology, Software) 144A	5.50	9-30-2027	175,000	179,375
Stevens Holding Company Incorporated (Industrials, Machinery) 144A	6.13	10-1-2026	375,000	375,825
Surgery Center Holdings Incorporated (Health Care, Health Care Equipment & Supplies) 144A	6.75	7-1-2025	100,000	85,445
T-Mobile USA Incorporated (Communication Services, Wireless Telecommunication Services)	4.50	2-1-2026	25,000	25,758
T-Mobile USA Incorporated (Communication Services, Wireless Telecommunication Services)	4.75	2-1-2028	75,000	78,752
Tallgrass Energy Partners LP (Energy, Oil, Gas & Consumable Fuels) 144A	5.50	9-15-2024	650,000	494,000
Tempo Acquisition LLC (Information Technology, IT Services) 144A%%	5.75	6-1-2025	25,000	25,000
Tenet Healthcare Corporation (Health Care, Health Care Providers & Services)	4.63	7-15-2024	130,000	128,284
Tenet Healthcare Corporation (Health Care, Health Care Providers & Services) 144A	4.88	1-1-2026	150,000	148,545
Tenet Healthcare Corporation (Health Care, Health Care Providers & Services) 144A	5.13	11-1-2027	25,000	24,688
Tenet Healthcare Corporation (Health Care, Health Care Providers & Services)	7.00	8-1-2025	175,000	162,680
Tenet Healthcare Corporation (Health Care, Health Care Providers & Services) 144A	7.50	4-1-2025	25,000	26,888
TerraForm Power Operating LLC (Utilities, Independent Power & Renewable Electricity Producers) 144A	4.25	1-31-2023	525,000	537,863
TerraForm Power Operating LLC (Utilities, Independent Power & Renewable Electricity Producers) 144A	4.75	1-15-2030	75,000	76,688
TerraForm Power Operating LLC (Utilities, Independent Power & Renewable Electricity Producers) 144A	5.00	1-31-2028	550,000	576,972
The E.W. Scripps Company (Communication Services, Media) 144A	5.13	5-15-2025	517,000	435,934
The Geo Group Incorporated (Real Estate, Equity REITs)	5.13	4-1-2023	150,000	125,625
The Geo Group Incorporated (Real Estate, Equity REITs)	5.88	1-15-2022	24,000	22,200
The Geo Group Incorporated (Real Estate, Equity REITs)	5.88	10-15-2024	400,000	316,000
The Geo Group Incorporated (Real Estate, Equity REITs)	6.00	4-15-2026	125,000	94,688
The William Carter Company (Consumer Discretionary, Textiles, Apparel & Luxury Goods) 144A	5.63	3-15-2027	175,000	177,408

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

United States (continued)
Trimas Corporation (Industrials, Machinery) 144A	4.88%	10-15-2025	$325,000	$318,094
Ultra Resources Incorporated (Energy, Oil, Gas & Consumable Fuels) 144A†	7.13	4-15-2025	625,000	63
USA Compression Partners LP (Energy, Energy Equipment & Services)	6.88	4-1-2026	175,000	140,875
USI Incorporated (Financials, Insurance) 144A	6.88	5-1-2025	200,000	200,500
Valvoline Incorporated (Materials, Chemicals) 144A	4.25	2-15-2030	125,000	121,563
Vizient Incorporated (Health Care, Health Care Providers & Services) 144A	6.25	5-15-2027	275,000	288,943
Western Gas Partners LP (Energy, Oil, Gas & Consumable Fuels)	5.30	3-1-2048	275,000	206,938
Western Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels)	4.05	2-1-2030	150,000	136,875
Western Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels)	5.25	2-1-2050	10,000	7,875
Whiting Petroleum Corporation (Energy, Oil, Gas & Consumable Fuels) †	1.25	4-1-2020	339,000	30,510
Wolverine World Wide Incorporated (Consumer Discretionary, Textiles, Apparel & Luxury Goods) 144A	5.00	9-1-2026	300,000	287,625
Wyndham Hotels & Resorts Company (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	5.38	4-15-2026	450,000	411,750
Yum! Brands Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	4.75	1-15-2030	25,000	25,500
Yum! Brands Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	7.75	4-1-2025	25,000	27,253

Total Corporate Bonds and Notes (Cost $46,410,767)				42,354,153

Loans: 1.09%
Ancestry.com Incorporated (1 Month LIBOR +4.25%) (Communication Services, Media) ±	4.66	8-27-2026	459,683	397,166
Atkins Nutritionals Holdings II Incorporated (1 Month LIBOR +3.75%) (Consumer Staples, Food Products) ±‡	4.75	7-7-2024	48,474	46,899
Clearwater Paper Corporation (6 Month LIBOR +3.25%) (Materials, Paper & Forest Products) ±‡	4.25	7-26-2026	49,875	48,628
Emerald Topco Incorporated (1 Month LIBOR +3.50%) (Information Technology, Software) ±	4.26	7-24-2026	174,125	163,155
Encino Acquisition Partners Holdings LLC (1 Month LIBOR +6.75%) (Energy, Oil, Gas & Consumable Fuels) ±	7.75	10-29-2025	100,000	42,667
Fiserv Investment Solutions Incorporated (3 Month LIBOR +4.75%) (Information Technology, IT Services) ±‡	6.44	2-18-2027	50,000	47,500
HUB International Limited (3 Month LIBOR +4.00%) (Financials, Insurance) ±	5.69	4-25-2025	99,750	95,385
Hubbard Radio LLC (3 Month LIBOR +3.50%) (Communication Services, Media) ±	4.50	3-28-2025	112,288	84,216
Montreign Operating Company LLC (1 Month LIBOR +2.25%) (Communication Services, Hotels, Restaurants & Leisure) ±‡	2.65	3-22-2021	225,141	191,370
Nexus Buyer LLC (1 Month LIBOR +3.75%) (Financials, Capital Markets) ±	4.58	11-9-2026	99,750	96,675
Resolute Investment Managers Incorporated (3 Month LIBOR +7.50%) (Financials, Diversified Financial Services) ±‡	8.50	4-30-2023	175,000	155,313
Reynolds Group Holdings Incorporated (1 Month LIBOR +2.75%) (Materials, Containers & Packaging) ±	3.15	2-5-2023	98,472	93,692
Stonepeak Lonestar Holdings LLC (3 Month LIBOR +4.50%) (Financials, Diversified Financial Services) ±	5.63	10-19-2026	195,750	165,593
Ultra Resources Incorporated (3 Month LIBOR +4.00%) (Energy, Oil, Gas & Consumable Fuels) ±	5.45	4-12-2024	148,665	94,496
USI Incorporated (1 Month LIBOR +4.00%) (Financials, Insurance) ±	4.40	12-2-2026	49,875	47,413
VFH Parent LLC (1 Month LIBOR +3.00%) (Financials, Capital Markets) ±	3.86	3-1-2026	125,000	120,750
Victory Capital Management Incorporated (3 Month LIBOR +2.50%) (Financials, Capital Markets) ±	3.94	7-1-2026	311,591	296,011

Total Loans (Cost $2,471,992)				2,186,929

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  17

Portfolio of investments—April 30, 2020 (unaudited)

	Dividend yield		Shares	Value
Preferred Stocks: 0.43%

United States: 0.43%
Bristow Group Incorporated (PIK at 10.00%) (Energy, Energy Equipment & Services) (a)†¥	10.00%		11,140	$366,200
Bristow Group Incorporated (PIK at 10.00%) (Energy, Energy Equipment & Services) 144A(a)†¥	10.00		2,237	73,536
CoBank ACB (3 Month LIBOR +1.18%) (Financials, Banks) 144A±	4.44		750	427,500

Total Preferred Stocks (Cost $900,147)				867,236

	Interest rate	Maturity date	Principal
Yankee Corporate Bonds and Notes: 1.77%

Canada: 0.93%
Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	5.00	1-30-2028	$50,000	47,865
Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	5.25	1-30-2030	150,000	148,500
Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	5.50	3-1-2023	39,000	38,610
Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	5.50	11-1-2025	75,000	77,963
Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	5.88	5-15-2023	81,000	80,393
Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	6.13	4-15-2025	250,000	252,656
Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	7.00	1-15-2028	25,000	25,938
Baytex Energy Corporation (Energy, Oil, Gas & Consumable Fuels) 144A	5.63	6-1-2024	675,000	249,750
Baytex Energy Corporation (Energy, Oil, Gas & Consumable Fuels) 144A	8.75	4-1-2027	500,000	190,000
Ritchie Brothers Auctioneers Incorporated (Industrials, Commercial Services & Supplies) 144A	5.38	1-15-2025	675,000	681,750
Telesat Canada Incorporated (Communication Services, Diversified Telecommunication Services) 144A	6.50	10-15-2027	75,000	70,688

				1,864,113

Luxembourg: 0.30%
Ardagh Packaging Finance plc (Materials, Containers & Packaging) 144A	5.25	4-30-2025	25,000	25,658
Intelsat Connect Finance Company (Communication Services, Diversified Telecommunication Services) 144A	9.50	2-15-2023	75,000	14,250
Intelsat Jackson Holdings SA (Financials, Diversified Financial Services)	5.50	8-1-2023	725,000	393,766
Intelsat Jackson Holdings SA (Financials, Diversified Financial Services) 144A	8.50	10-15-2024	275,000	159,500
Intelsat Luxembourg SA (Communication Services, Diversified Telecommunication Services)	8.13	6-1-2023	175,000	14,000

				607,174

Marshall Islands: 0.03%
Navios Maritime Holdings Incorporated (Industrials, Transportation Infrastructure) (a)‡	9.75	4-15-2024	244,225	50,077

Netherlands: 0.44%
OI European Group BV (Materials, Containers & Packaging) 144A	4.00	3-15-2023	75,000	72,375
Sensata Technologies BV (Industrials, Electrical Equipment) 144A	5.00	10-1-2025	97,000	96,476
Sensata Technologies BV (Industrials, Electrical Equipment) 144A	5.63	11-1-2024	100,000	101,500
Teva Pharmaceutical Finance Netherlands III BV (Health Care, Pharmaceuticals)	4.10	10-1-2046	125,000	97,500

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Netherlands (continued)
Teva Pharmaceutical Finance Netherlands III BV (Health Care, Pharmaceuticals)	6.75%	3-1-2028	$400,000	$411,400
Trivium Packaging Finance BV (Financials, Diversified Financial Services) 144A	5.50	8-15-2026	75,000	76,875
Trivium Packaging Finance BV (Financials, Diversified Financial Services) 144A	8.50	8-15-2027	25,000	26,125

				882,251

United Kingdom: 0.07%
Sensata Technologies UK Financing Company plc (Financials, Diversified Financial Services) 144A	6.25	2-15-2026	100,000	103,250
Valaris plc (Energy, Energy Equipment & Services)	5.75	10-1-2044	575,000	46,000

				149,250

Total Yankee Corporate Bonds and Notes (Cost $5,170,577)				3,552,865

	Yield		Shares
Short-Term Investments: 2.88%

Investment Companies: 2.88%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.19		5,761,707	5,761,707

Total Short-Term Investments (Cost $5,761,707)				5,761,707

Total investments in securities (Cost $268,929,175)	125.80%	252,095,833

Other assets and liabilities, net	(25.80)	(51,703,107)

Total net assets	100.00%	$200,392,726

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
†	Non-income-earning security
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.
%%	The security is purchased on a when-issued basis.
±	Variable rate investment. The rate shown is the rate in effect at period end.
‡	Security is valued using significant unobservable inputs.
¥

A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

ADR	American depositary receipt

GDR	Global depositary receipt

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  19

Portfolio of investments—April 30, 2020 (unaudited)

Written Options

Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Call

Dow Jones Industrial Average	Morgan Stanley	(850)	$(21,675,000)	$255.00	5-15-2020	$(106,250)

Dow Jones Industrial Average	Morgan Stanley	(425)	(12,410,000)	292.00	6-19-2020	(9,548)

Dow Jones Industrial Average	Morgan Stanley	(867)	(19,941,000)	230.00	6-19-2020	(1,741,614)

iShares MSCI EAFE ETF	Morgan Stanley	(1,677)	(8,385,000)	50.00	5-15-2020	(1,111,851)

iShares MSCI EAFE ETF	Morgan Stanley	(700)	(4,025,000)	57.50	5-22-2020	(76,281)

iShares MSCI EAFE ETF	Morgan Stanley	(2,237)	(13,422,000)	60.00	7-17-2020	(194,099)

iShares MSCI Emerging Markets ETF	Morgan Stanley	(1,903)	(6,279,900)	33.00	5-15-2020	(704,110)

iShares MSCI Emerging Markets ETF	Morgan Stanley	(110)	(412,500)	37.50	5-22-2020	(9,900)

Russell 2000 Index	Morgan Stanley	(14)	(1,827,000)	1,305.00	5-22-2020	(79,021)

S&P 500 Index	Morgan Stanley	(29)	(7,177,500)	2,475.00	6-19-2020	(1,330,496)

						$(5,363,170)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	3,871,557	62,782,352	(60,892,202)	5,761,707	$0	$0	$38,341	$5,761,707	2.88%

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Global Dividend Opportunity Fund

Statement of assets and liabilities—April 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $263,167,468)	$246,334,126
Investments in affiliated securities, at value (cost $5,761,707)	5,761,707
Cash	19,498
Receivable for investments sold	291,965
Receivable for dividends and interest	1,677,763

Total assets	254,085,059

Liabilities
Secured borrowing payable	47,500,000
Payable for investments purchased	300,913
Overdraft due to custodian bank, foreign currency, at value (cost $828)	835
Written options, at value (premiums received $2,344,027)	5,363,170
Advisory fee payable	165,466
Administration fees payable	9,733
Trustees’ fees and expenses payable	8,700
Accrued expenses and other liabilities	343,516

Total liabilities	53,692,333

Total net assets	$200,392,726

Net assets consist of
Paid-in capital	$396,102,675
Total distributable loss	(195,709,949)

Total net assets	$200,392,726

Net asset value per share
Based on $200,392,726 divided by 43,803,420 shares issued and outstanding (unlimited number of shares authorized)	$4.57

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  21

Statement of operations—six months ended April 30, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $173,484)	$4,378,338
Interest (net of foreign withholding taxes of $215)	1,610,878
Income from affiliated securities	38,341

Total investment income	6,027,557

Expenses
Advisory fee	1,220,527
Administration fee	71,796
Custody and accounting fees	31,106
Professional fees	25,713
Shareholder report expenses	39,796
Trustees’ fees and expenses	10,969
Transfer agent fees	19,667
Interest expense	608,476
Other fees and expenses	33,663

Total expenses	2,061,713

Net investment income	3,965,844

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(21,113,837)
Foreign currency transactions	(43,178)
Forward foreign currency contracts	61,367
Written options	(3,351,288)

Net realized losses on investments	(24,446,936)

Net change in unrealized gains (losses) on
Unaffiliated securities	(20,662,530)
Foreign currency transactions	(7)
Written options	(3,019,143)

Net change in unrealized gains (losses) on investments	(23,681,680)

Net realized and unrealized gains (losses) on investments	(48,128,616)

Net decrease in net assets resulting from operations	$(44,162,772)

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Global Dividend Opportunity Fund

Statement of changes in net assets

	Six months ended April 30, 2020 (unaudited)	Year ended October 31, 2019

Operations
Net investment income	$3,965,844	$7,616,074
Net realized gains (losses) on investments	(24,446,936)	29,022,702
Net change in unrealized gains (losses) on investments	(23,681,680)	628,718

Net increase (decrease) in net assets resulting from operations	(44,162,772)	37,267,494

Distributions to shareholders from
Net investment income and net realized gains	(12,854,197)	(8,653,070)
Tax basis return of capital	0	(17,754,857)

Total distributions to shareholders	(12,854,197)	(26,407,927)

Capital share transactions
Cost of shares repurchased	(580,343)	(6,258,473)

Total increase (decrease) in net assets	(57,597,312)	4,601,094

Net assets
Beginning of period	257,990,038	253,388,944

End of period	$200,392,726	$257,990,038

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  23

Statement of cash flows—six months ended April 30, 2020

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(44,162,772)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(143,501,946)
Proceeds from the sales of long-term securities	155,948,498
Amortization	125,321
Purchases and sales of short-term securities, net	(1,890,150)
Payments to close written options	(3,156,975)
Proceeds from written options	5,501,002
Decrease in receivable for investments sold	2,935,250
Increase in receivable for dividends and interest	(475,249)
Decrease in prepaid expenses and other assets	20,320
Decrease in payable for investments purchased	(2,592,062)
Increase in amount due to custodian bank	835
Decrease in advisory fee payable	(63,811)
Decrease in administration fee payable	(3,078)
Increase in trustee’s fee and expenses payable	4,881
Decrease in accrued expenses and other liabilities	(13,354)
Net realized losses on investments	21,095,648
Net change in unrealized gains (losses) on investments	23,681,680

Net cash provided by operating activities	13,454,038

Cash flows from financing activities:
Cost of shares repurchased	(580,343)
Cash distributions paid	(12,854,197)

Net cash used in financing activities	(13,434,540)

Net increase in cash	19,498

Cash:
Beginning of period	$0

End of period	19,498

Supplemental cash disclosure
Cash paid for interest	$661,676

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Global Dividend Opportunity Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$5.87	$5.61	$6.68	$6.51	$7.47	$8.53
Net investment income	0.09	0.17	0.23	0.30	0.62	0.68
Net realized and unrealized gains (losses) on investments	(1.11)	0.68	(0.66)	0.46	(1.09)	(1.02)

Total from investment operations	(1.02)	0.85	(0.43)	0.76	(0.47)	(0.34)
Distributions to shareholders from
Net investment income	(0.29)	(0.20)	(0.22)	(0.32)	(0.59)	(0.62)
Tax basis return of capital	0.00	(0.40)	(0.43)	(0.28)	0.00	(0.10)

Total distributions to shareholders	(0.29)	(0.60)	(0.65)	(0.60)	(0.59)	(0.72)
Anti-dilutive effect of shares repurchased	0.01	0.01	0.01	0.01	0.10	0.00
Net asset value, end of period	$4.57	$5.87	$5.61	$6.68	$6.51	$7.47
Market value, end of period	$4.07	$5.55	$4.94	$6.26	$5.54	$6.33
Total return based on market value[1]	(21.79)%	25.71%	(11.55)%	24.77%	(3.40)%	(11.80)%
Ratios to average net assets (annualized)
Expenses	1.72%[2]	1.89%[2]	1.84%[2]	1.34%[2]	1.09%	1.10%
Net investment income	3.31%[2]	2.96%[2]	3.70%[2]	4.64%[2]	9.00%	8.52%
Supplemental data
Portfolio turnover rate	50%	109%	45%	79%	134%	141%
Net assets, end of period (000s omitted)	$200,393	$257,990	$253,389	$303,664	$298,914	$366,989
Borrowings outstanding, end of period (000s omitted)	$47,500	$47,500	$47,500	$47,500	N/A	N/A
Asset coverage per $1,000 of borrowing, end of period	$5,219	$6,431	$6,335	$7,393	N/A	N/A

[1]

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and the sale of shares.

[2]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended April 30, 2020 (unaudited)	0.51%
Year ended October 31, 2019	0.57%
Year ended October 31, 2018	0.45%
Year ended October 31, 2017	0.15%

The accompanying notes are an integral part of these financial statements.

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Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2020, such fair value pricing was used in pricing certain foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange

26  |  Wells Fargo Global Dividend Opportunity Fund

Notes to financial statements (unaudited)

gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Options

The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

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Notes to financial statements (unaudited)

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Under a managed distribution plan, the Fund pays quarterly distributions to shareholders at an annual minimum fixed rate of 10% based on the Fund’s average monthly net asset value per share over the prior 12 months. The quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of April 30, 2020, the aggregate cost of all investments for federal income tax purposes was $269,361,022 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$17,649,966

Gross unrealized losses	(40,278,325)

Net unrealized losses	$(22,628,359)

As of October 31, 2019, the Fund had capital loss carryforwards which consisted of $117,861,023 in short-term capital losses and $23,686,041 in long-term capital losses.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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Notes to financial statements (unaudited)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Australia	$0	$4,255,639	$0	$4,255,639

Brazil	1,066,815	0	0	1,066,815

Canada	3,808,644	0	0	3,808,644

China	0	10,668,827	0	10,668,827

France	0	12,341,235	0	12,341,235

Germany	0	2,892,636	0	2,892,636

Israel	0	2,047,526	0	2,047,526

Japan	0	11,843,035	0	11,843,035

Netherlands	3,143,533	3,136,370	0	6,279,903

South Korea	0	3,494,599	0	3,494,599

Switzerland	0	11,549,962	0	11,549,962

Taiwan	2,296,597	0	0	2,296,597

United Kingdom	0	13,341,639	0	13,341,639

United States	111,315,566	170,320	0	111,485,886

Corporate bonds and notes	0	42,354,153	0	42,354,153

Loans	0	1,697,219	489,710	2,186,929

Preferred stocks

United States	0	867,236	0	867,236

Yankee corporate bonds and notes	0	3,502,788	50,077	3,552,865

Short-term investments

Investment companies	5,761,707	0	0	5,761,707

Total assets	$127,392,862	$124,163,184	$539,787	$252,095,833

Liabilities

Written options	$0	$5,363,170	$0	$5,363,170

Total liabilities	$0	$5,363,170	$0	$5,363,170

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended April 30, 2020, the Fund had no material transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.85% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.

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Notes to financial statements (unaudited)

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the six months ended April 30, 2020 and year ended October 31, 2019, the Fund did not issue any shares.

On November 22, 2019, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund is authorized to repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2020 and ending on December 31, 2020. The Fund’s Board of Trustees has delegated to Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended April 30, 2020, the Fund purchased 160,589 of its shares on the open market at a total cost of $580,343 (weighted average price per share of $3.60). The weighted average discount of these repurchased shares was 14.94%.

6. BORROWINGS

The Fund has borrowed $47,500,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $47,500,000 with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.65% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at April 30, 2020 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.

During the six months ended April 30, 2020, the Fund had average borrowings outstanding of $47,500,000 at an average annual interest rate of 2.58% and paid interest in the amount of $608,476, which represents 0.51% of its average daily net assets (on an annualized basis).

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2020 were $141,508,266 and $153,591,906, respectively.

8. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2020, the Fund entered into forward foreign currency contracts for economic hedging purposes and entered into written options for income generation and hedging purposes.

The volume of the Fund’s forward foreign currency contracts and written options during the six months ended April 30, 2020 was as follows:

Options

Average number of contracts written	4,184
Forward foreign currency contracts

Average contract amounts to buy	$111,550

Average contract amounts to sell	21,167

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

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Notes to financial statements (unaudited)

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

12. SUBSEQUENT DISTRIBUTION

Under the managed distribution plan, on May 28, 2020, the Fund declared a distribution of $0.14157 per share payable on July 1, 2020 to common shareholders of record on June 30, 2020. This distribution is not reflected in the accompanying financial statements.

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Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

ANNUAL MEETING OF SHAREHOLDERS

On February 10, 2020, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – Election of trustees:

Shares voted “For”	Isaiah Harris, Jr.	34,775,926

Shares voted “Withhold”		4,560,844

Shares voted “For”	David F. Larcker	34,579,251

Shares voted “Withhold”		4,757,519

Shares voted “For”	Olivia S. Mitchell	34,639,615

Shares voted “Withhold”		4,697,155

Shares voted “For”	Pamela Wheelock	34,514,682
Shares voted “Withhold”		4,822,088

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships

Class I - Non-Interested Trustees to serve until 2023 Annual Meeting of Shareholders

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Class II - Non-Interested Trustees to serve until 2021 Annual Meeting of Shareholders

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

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Other information (unaudited)

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, from 2010 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Class III - Non-Interested Trustees to serve until 2022 Annual Meeting of Shareholders

Timothy J. Penny (Born 1951)	Trustee, since 2010; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019 and Interim President of the McKnight Foundation since 2020. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

34  |  Wells Fargo Global Dividend Opportunity Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

Wells Fargo Global Dividend Opportunity Fund  |  35

Automatic dividend reinvestment plan

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170 or by calling 1-800-730-6001.

36  |  Wells Fargo Global Dividend Opportunity Fund

Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-730-6001

Website: wfam.com

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

PAR-0520-00398 06-20

SGDO/SAR158 04-20

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for Wells Fargo Global Dividend Opportunity Fund is included as part of the report to shareholders filed under item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2019 to 11/30/2019	0	0	0	3,637,174
12/1/2019 to 12/31/2019	0	0	0	3,637,174
1/1/2020 to 1/31/2020	0	0	0	4,396,401
2/1/2020 to 2/29/2020	0	0	0	4,396,401
3/1/2020 to 3/31/2020	134,720	3.52	134,720	4,261,681
4/1/2020 to 4/30/2020	25,869	3.99	25,869	4,235,812

Total	160,589	3.60	160,589	4,235,812

On November 22, 2019, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2020 and ending on December 31, 2020.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Global Dividend Opportunity Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Global Dividend Opportunity Fund

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	June 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Global Dividend Opportunity Fund

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	June 26, 2020

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	June 26, 2020